April 6, 2023

Q3 ALL-SEASON TACTICAL FUND

Institutional Class (QAITX)

C Class (QACTX)

A Series of Ultimus Managers Trust

Supplement to the Prospectus and Summary Prospectus dated March 30, 2023

This supplement updates certain information in the Prospectus and Summary Prospectus of Q3 All-Season Tactical Fund (the “Fund”), a series of Ultimus Managers Trust, as set forth below. For more information or to obtain a copy of the Fund’s Prospectus or Statement of Additional Information, free of charge, please visit the Fund’s website at www.Q3AllWeatherFunds.com or call the Fund toll free at 1-855-784-2399.

The following changes are made in the Prospectus and Summary Prospectus.

For the Q3 All-Season Tactical Fund, the following replaces, in its entirety, the section entitled “Fees and Expenses” on page 11 of the Prospectus and page 1 of the Summary Prospectus:

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Tactical Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
	Institutional Class	C Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Contingent Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	C Class
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.36%	0.65%
Acquired Fund Fees and Expenses	0.28%	0.28%
Total Annual Fund Operating Expenses(1)	1.64%	2.93%

(1)	“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Reductions and/or Expenses Reimbursement” will not correlate to the ratios of expenses to the average net assets in the Tactical Fund’s Financial Highlights, which reflect the operating expenses of the Tactical Fund and do not include “Acquired Fund Fees and Expenses.”

If you have any questions regarding the Fund, please call 1-855-784-2399.

Investors Should Retain this Supplement for Future Reference.